SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report: (Date of earliest event reported) January 14, 2002



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                              1-3247                16-0393470
(State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation)                     File Number)          Identification No.)



One Riverfront Plaza, Corning, New York                     14831
(Address of principal executive offices)                    (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

Item 5.  Current Events

Corning will adopt Statement of Financial Accounting Standards (SFAS) No. 142 , "Business Combinations" effective January 1, 2002. SFAS No. 142 eliminates the amortization of goodwill. The standard does not call for the restatement of prior period earnings, but does require transitional disclosures for earnings per share and adjusted net income under the revised rules.

In the fourth quarter of 2001, Corning revised its pro forma net income definition. Corning previously excluded the amortization of intangible assets including goodwill in its calculation of pro forma net income and pro forma earnings per share. Corning will now include the amortization of intangible assets other than goodwill in pro forma results. Beginning with the reporting of 2002 first quarter results, Corning will no longer report pro forma earnings.

Segment net income was also revised in the fourth quarter to include the amortization of intangible assets.

On January 14, 2002, Corning issued a press release, attached hereto as Exhibit 99.1.

Filed herewith is the following historical financial information:

(1) Net income and earnings per share as if SFAS No. 142 had been in effect for the quarters and year to date periods ended September 30, 2001 and 2000, June 30, 2001 and 2000, March 31, 2001 and 2000, and December 31, 2000.

(2) Pro forma net income and earnings per share restated for the inclusion of amortization of intangible assets for the quarters and year to date periods ended September 30, 2001 and 2000, June 30, 2001 and 2000, March 31, 2001
     and 2000, and December 31, 2000.

(3) Segment information restated for the inclusion of amortization of intangible assets for the quarters ended September 30, 2001 and 2000, June 30, 2001 and 2000, March 31, 2001 and 2000, and for the year ended December 31, 2000.

Exhibits

Exhibit 99.1 Press Release of Corning Incorporated dated January 14, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CORNING INCORPORATED
                              Registrant



Date:  January 14, 2002       By  /s/    KATHERINE A. ASBECK
                                         Katherine A. Asbeck
                                         Senior Vice President and Controller

Corning Incorporated
Adjusted Net Income (Loss) and Earnings (Loss) Per Share Under SFAS No. 142 Dollars in millions, except per share amounts
Unaudited



                                                     2000                                              2001
                            ------------------------------------------------------  ---------------------------------------------
                              Q1      Q2    Q2 YTD   Q3    Q3 YTD   Q4(b) Q4 YTD(b)   Q1       Q2     Q2 YTD      Q3     Q3 YTD
                              --      --    ------   --    ------   --    ------      --       --     ------      --     ------
Net income (loss) from
  continuing operations
  as reported               $  77   $ 149  $  226  $ 254   $ 480  $  (71)  $  409   $ 132   $(4,755) $(4,623)  $  (220) $(4,843)
  Adjustments:
    After tax amortization
      of goodwill               9      68      77     60     137      66      203     136       103      239        75      314
                            -----   -----  ------  -----   -----  ------   ------   -----   -------  -------   -------  -------
NET INCOME (LOSS) FROM
  CONTINUING OPERATIONS
  ADJUSTED FOR SFAS 142 (a) $  86   $ 217  $  303  $ 314   $ 617  $   (5)  $  612   $ 268   $(4,652) $(4,384)  $  (145) $(4,529)
                            =====   =====  ======  =====   =====  ======   ======   =====   =======  =======   =======  =======

Basic EPS (LPS) from
  continuing operations
  as reported               $0.09   $0.18  $ 0.27  $0.29   $0.57  $(0.08)  $ 0.48   $0.14   $ (5.13) $ (5.01)  $ (0.24)  $(5.21)
Basic EPS (LPS) from
  continuing operations
  adjusted for
  SFAS 142 (a)               0.11    0.26    0.37   0.36    0.73   (0.01)    0.71    0.29     (5.02)   (4.75)    (0.15)   (4.88)

Diluted EPS (LPS) from
  continuing operations
  as reported               $0.09   $0.17  $ 0.27  $0.28   $0.55  $(0.08)  $ 0.46   $0.14   $ (5.13) $ (5.01)  $ (0.24)  $(5.21)
Diluted EPS (LPS) from
  continuing operations
  adjusted for
  SFAS 142 (a)               0.10    0.25    0.36   0.35    0.71   (0.01)    0.69    0.29     (5.02)   (4.75)    (0.15)   (4.88)


(a) Corning will adopt SFAS No. 142 prospectively, effective January 1, 2002. The adjusted figures above are transitional disclosures to be used for comparative purposes only.

(b) Corning's adjusted income from discontinued operations, net of tax, was $13 million, or $0.02 per share for the fourth quarter and full year of 2000. Corning's adjusted net income and diluted EPS including discontinued operations for the fourth quarter and full year of 2000 was $8 million, or $0.01 and $625 million, or $0.71, respectively.

Corning Incorporated
Adjusted Pro Forma Net Income and Earnings Per Share
Dollars in millions, except per share amounts
Unaudited



                                                     2000                                              2001
                            ------------------------------------------------------  -----------------------------------------
                              Q1      Q2    Q2 YTD   Q3    Q3 YTD    Q4    Q4 YTD     Q1       Q2     Q2 YTD   Q3     Q3 YTD
                              --      --    ------   --    ------    --    ------     --       --     ------   --     ------
Pro forma net income as
  reported (a)              $ 188   $ 271  $  459  $ 317   $ 776  $  315   $ 1,091  $ 277    $  80   $  357  $   85   $ 442
  Adjustments:
    After tax amortization
      of intangible assets     (2)     (3)     (5)    (3)     (8)     (8)      (16)    (9)      (6)     (15)     (9)    (24)
                            -----   -----  ------  -----   -----  ------   -------  -----    -----   ------  ------   -----

ADJUSTED PRO FORMA
  NET INCOME                $ 186   $ 268  $  454  $ 314   $ 768  $  307   $ 1,075  $ 268    $  74   $  342  $   76   $ 418
                            =====   =====  ======  =====   =====  ======   =======  =====    =====   ======  ======   =====

Diluted pro forma EPS
  as reported               $0.23   $0.31  $ 0.54  $0.35   $0.89  $ 0.34   $  1.23  $0.29    $0.09   $ 0.38  $ 0.09   $0.47
Diluted pro forma EPS
  adjusted                   0.22    0.31    0.53   0.35    0.88    0.33      1.22   0.29     0.08     0.37    0.08    0.45


(a) Pro forma net income excludes impairment and amortization of goodwill and intangible assets, restructuring actions, purchased in-process research and development, acquisition-related costs and non-recurring items. Adjusted pro forma net income includes the amortization of intangible assets.

Corning Incorporated
Adjusted Segment Net Income (Loss)
Dollars in millions
Unaudited

                                                         2000                                          2001
                                    ----------------------------------------------    -------------------------------------
                                      Q1        Q2        Q3        Q4     Q4 YTD       Q1        Q2        Q3      Q3 YTD
                                      --        --        --        --     ------       --        --        --      ------
Telecommunications
Segment net income as reported      $  115   $   178   $   203   $   216   $   712    $   189   $     7   $   27    $   223
                                    ------   -------   -------   -------   -------    -------   -------   ------    -------
ADJUSTED SEGMENT NET
  INCOME                            $  113   $   175   $   200   $   208   $   696    $   180   $     1   $   18    $   199
                                    ------   -------   -------   -------   -------    -------   -------   ------    -------

Advanced Materials
Segment net income as reported      $   23   $    24   $    25   $     8   $    80    $    32   $    18   $    8    $    58
                                    ------   -------   -------   -------   -------    -------   -------   ------    -------
ADJUSTED SEGMENT NET
  INCOME                            $   23   $    24   $    25   $     8   $    80    $    32   $    18   $    8    $    58
                                    ------   -------   -------   -------   -------    -------   -------   ------    -------

Information Display
Segment net income as reported      $   41   $    60   $    74   $    57   $   232    $    41   $    47   $   39    $   127
                                    ------   -------   -------   -------   -------    -------   -------   ------    -------
ADJUSTED SEGMENT NET
  INCOME                            $   41   $    60   $    74   $    57   $   232    $    41   $    47   $   39    $   127
                                    ------   -------   -------   -------   -------    -------   -------   ------    -------

Total Segments
Segment net income as reported      $  179   $   262   $   302   $   281   $ 1,024    $   262   $    72   $   74    $   408
                                    ======   =======   =======   =======   =======    =======   =======   ======    =======
ADJUSTED SEGMENT NET
  INCOME                            $  177   $   259   $   299   $   273   $ 1,008    $   253   $    66   $   65    $   384
                                    ------   -------   -------   -------   -------    -------   -------   ------    -------


Non-segment loss and other              (2)       (2)       (1)       10         5         (1)       (2)      (1)        (4)
Nonoperating gain                        7                                       7
Amortization of goodwill               (10)      (44)      (76)      (86)     (216)      (143)     (150)     (35)      (328)
Acquisition-related charges            (89)      (51)               (323)     (463)
Interest income                         15        19        20        50       104         24        11       15         50
Income tax                              14       (33)       10         4        (5)        (1)       90       73        162
Equity in earnings of associated
  companies                              1         1         2         1         5                    2        2          4
Impairment of equity investment        (36)                                    (36)
Provisions for impairment
  and restructuring                                                                              (4,772)    (339)    (5,111)
                                    ------   -------   -------   -------   -------    -------   -------   ------    -------

Net income (loss)                   $   77   $   149   $   254   $   (71)  $   409    $   132   $(4,755)  $ (220)   $(4,843)
                                    ======   =======   =======   =======   =======    =======   =======   ======    =======

Exhibit 99.1









FOR RELEASE - JANUARY 14, 2002

Corning Contacts:
Media Relations                             Investor Relations
Daniel F. Collins                           Katherine M. Dietz
(607) 974-4197                              (607) 974-8217
collinsdf@corning.com                       dietzkm@corning.com

              Corning to Take Additional Charges in Fourth-Quarter
                          Business Performance on Track

CORNING, N.Y.-Corning Incorporated (NYSE: GLW) today announced that it will take pre-tax operating charges of approximately $178 million ($109 million after-tax), or $0.12 per share, in the fourth quarter of 2001. With today's charges, Corning now expects a pro forma net loss in the range of $0.28 to $0.29 per share for the fourth quarter ended December 31, 2001, compared to its previous guidance of a pro forma net loss of $0.20 to $0.25 per share.

"While these charges will result in a slightly higher than expected fourth quarter loss," James B. Flaws, Corning's chief financial officer said, "our businesses performed as expected for the quarter. Revenues and cost controls are in line with our expectations." Flaws added that he expects sales for the fourth quarter to be in the range of $975 million.

Overview of Fourth-quarter Charges
Corning expects to record a fourth-quarter pre-tax charge of $90 million related to the release of restrictions on Corning common stock held by employees, a $60 million pre-tax charge to write off inventory in the telecommunications segment, primarily in the Photonic Technologies business, and a $28 million write-off of an intellectual property investment.

As part of changes to Corning's compensation program, the company's Board of Directors recently released restrictions on 4.8 million shares held by employees. The $90 million charge represents the unamortized expense associated with the grants which was measured at the fair market value of the stock on the dates granted to employees. The current fair market value of the shares is approximately $48 million.

                                     (more)

Corning to Take Additional Charges in Fourth-Quarter
Page Two

The company said its fourth-quarter results will include a charge of $60 million to reserve for excess and obsolete inventory, primarily in the Photonics
Technologies business. After this reserve, Corning's 2001 year-end photonics inventory is expected to be reduced to approximately $70 million. The company previously recorded a charge of $283 million in the second quarter of 2001 for excess and obsolete inventory. The $28 million intellectual property charge is related to the company's optical networking business.

Flaws said, "In addition to the charges we announced today, Corning continues to move forward with its previously announced plan and will record a fourth-quarter pre-tax restructuring charge of approximately $600 million ($360 million after-tax and minority interest), or $0.38 per share. We are making significant progress with our efforts to reduce operating expenses, control costs and restore profitability."

Including the  restructuring  charge of $0.38 per share and the  amortization of
goodwill   totaling  $0.03  per  share,   Corning   expects  to  report  a  2001
fourth-quarter net loss of $0.69 to $0.70 per share.

Corning will release its fourth-quarter results after the close of the New York Stock Exchange on January 23, 2002. The company will hold an investor meeting on February 8, 2002 at the Plaza Hotel in New York City, at which time it expects to provide details on its business outlook.

Financial Reporting
Corning will adopt Statement of Financial Accounting Standard (SFAS) No. 142 effective January 1, 2002. Corning said it does not anticipate a charge as a result of the adoption of the new accounting standard. Under SFAS 142, the company will no longer amortize goodwill but will continue to amortize purchased intangible assets. "As goodwill amortization is the largest recurring difference between pro forma and reported results, Corning will discontinue the use of pro forma earnings as its primary performance measure in 2002," Flaws said.

The company also said that effective with the reporting of fourth quarter 2001 results, it will revise its current pro forma net income definition to include the amortization of intangible assets, which it previously excluded. "The revision will decrease Corning's full year 2001 pro forma net income per share by $0.03 and will make comparisons of 2001 pro forma results consistent with 2002 reported results," Flaws said. The impact of this change is detailed in a Form 8-K filed today with the Securities and Exchange Commission.

                                     (more)

Corning to Take Additional Charges in Fourth-Quarter
Page Three

Separately, Corning announced that its Board of Directors had accepted the resignation of John H. Foster, managing partner of Foster Management Company, effective December 31, 2001. Foster, who resigned for personal reasons, had served as a director since 1994. The board has been reduced from 16 to 15 members as a result.

About Corning Incorporated
Established in 1851, Corning Incorporated (www.corning.com) creates leading-edge technologies for the fastest-growing markets of the world's economy. Corning manufactures optical fiber, cable and photonic products for the telecommunications industry; and high-performance displays and components for television, information technology and other communications-related industries. The company also uses advanced materials to manufacture products for scientific, semiconductor and environmental markets. Corning revenues for 2000 were $7.1 billion.

Pro Forma Statement
Pro  forma  net  income  excludes   impairment  and  amortization  of  goodwill,
restructuring actions, purchased in-process research and development, one-time acquisition costs, discontinued operations and other non-recurring items.

Forward-Looking and Cautionary Statements
Except for historical information and discussions contained herein, statements included in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause results to differ materially, as discussed in the company's filings with the Securities and Exchange Commission.